EXHIBIT 4.2






                              Notices of Conversion




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RBB BANK AG


RBB Bank Aktiengesellschaft
Burgring 16, 8010 Graz
Tel. 011-43/316/8072-354
Fax 011-43/316/8072-392

From:                Herbert Straub
To:                  Spintek Gaming Technology
Attn:                Gary Coulter, Chairman & CEO      001-702-263-3680
Copies to:           Jack Canouse                      001-404-816-7837
                     Malcolm C. Davenport              001-706-643-4568
Date:                26/04/1999

Dear Sirs!

Please convert 5,384 of the 5.384 preferred shares held by RBB Bank as agent for several independent clients into common shares of Spintek Gaming Technology.

The closing bid prices for the previous five days were:
19/4/1999                  0.18000$
20/4/1999                  0.16500$
21/4/1999                  0.16500$
22/4/1999                  0.17000$
23/4/1999                  0.18750$
Average:          0.17350$                           =Conversion Price

The issuance date of the pr. Shares was 1-Oct-96 and we should therefore get interest for 937 days, which is 552,855.67$

RBB Banks clients should therefore get 34,218,188 common shares,

Please deliver the common shares to
Bank of New York, One Wall Street, 5th Floor
New York, NY 10286
Attn.:  Free Receive Department
for RBB Bank, acc. no. 297 652

Yours sincerely,


/s/ Herbert Straub
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


RBB BANK AG


RBB Bank Aktiengesellschaft
Burgring 16, 8010 Graz
Tel. 011-43/316/8072-354
Fax 011-43/316/8072-392

From:             Herbert Straub
To:               Spintek Gaming Technology
Attn:             Gary Coulter, Chairman & CEO        001-702-263-3680
Copies to:        Jack Canouse                        001-404-816-7837
                  Malcolm C. Davenport                001-706-643-4568
Date:             26/04/1999

Dear Sirs!

Please convert 1,428 of the 1,428 preferred shares held by RBB Bank as agent for several independent clients into common shares of Spintek Gaming Technology.

The closing bid prices for the previous five days were:
19/4/1999                  0.18000$
20/4/1999                  0.16500$
21/4/1999                  0.16500$
22/4/1999                  0.17000$
23/4/1999                  0.18750$
Average:          0.17350$                           =Conversion Price

The issuance date of the pr. Shares was 26-Oct-97 and we should therefore get interest for 547 days, which is 85,601.75$

RBB Banks clients should therefore get 8,723,929 common shares,

Please deliver the commons shares to
Bank of New York, One Wall Street, 5th Floor
New York, NY 10286
Attn.:  Free Receive Department
for RBB Bank, acc. no. 297 652

Yours sincerely,


/s/ Herbert Straub
---------------------------

RBB BANK AG


RBB Bank Aktiengesellschaft
Burgring 16, 8010 Graz
Tel. 011-43/316/8072-354
Fax 011-43/316/8072-392

From:                 Herbert Straub
To:                   Spintek Gaming Technology
Attn:                 Gary Coulter, Chairman & CEO       001-702-263-3680
Copies to:            Jack Canouse                       001-404-816-7837
                      Malcolm C. Davenport               001-706-643-4568
Date:                 26/04/1999

Dear Sirs!

Please convert 1,429 of the 1,429 preferred shares held by RBB Bank as agent for several independent clients into common shares of Spintek Gaming Technology.

The closing bid prices for the previous five days were:

19/4/1999                  0.18000$
20/4/1999                  0.16500$
21/4/1999                  0.16500$
22/4/1999                  0.17000$
23/4/1999                  0.18750$
Average:          0.17350$                           =Conversion Price

The issuance date of the pr. Shares was 26-Apr-97 and we should therefore get interest for 730 days, which is 114,320.00$

RBB Banks clients should therefore get 8,895,216 common shares,

Please deliver the common shares to
Bank of New York, One Wall Street, 5th Floor
New York, NY 10286
Attn.:  Free Receive Department
for RBB Bank, acc. no. 297 652

Yours sincerely,



/s/ Herbert Straub
---------------------------